UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	March 30, 2012

SOUTHWEST IOWA RENEWABLE ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)
IOWA	000-53041	20-2735046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10868 189th Street, Council Bluffs, Iowa 51503		51503
(Address of Principal Executive Offices)		(Zip Code)

(712) 366-0392
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Renewal of the Revolving Line of Credit

On March 30, 2012, Southwest Iowa Renewable Energy, LLC (the “Company”) entered into the Fourth Amendment (the “Fourth Amendment”) to the Amended and Restated Credit Agreement (the “Credit Agreement”) with certain banks named therein (the “Banks”) and AgStar Financial Services, PCA (“AgStar”), as agent to such banks.  In accordance with the Fourth Amendment, the $15,000,000 revolving line of credit (the “Revolving LOC”), was extended for an additional year with the Revolving LOC expiring on March 29, 2013.  The Fourth Amendment also provides that in addition to the existing permitted $1,000,000 per fiscal year capital expenditures, SIRE may expend up to an additional $1,500,000 in capital expenditures for process efficiency improvements in fiscal 2012 and 2013.

Effective September 1, 2011, the Company, AgStar and the Banks entered into the third amendment (the “Third Amendment”) to the Credit Agreement.  The Third Amendment amended the Credit Agreement and converted a portion of the Term Loan, as defined by the Credit Agreement, to a fixed rate loan (the “Fixed Rate Loan”).  On September 1, 2011, $39,660,079.69 in principal under the Term Loan was converted to the Fixed Rate Loan bearing interest at a rate equal to 6.0% per annum.  The Third Amendment also modified the excess cash flow payment terms to provide that excess cash flow payments will be applied first to the variable rate portion of the Term Loan.  In connection with the Third Amendment, a $25,000 servicing fee was paid to AgStar.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

10.1
Third Amendment to Amended and Restated Credit Agreement by and among Southwest Iowa Renewable Energy, LLC, AgStar Financial Services, PCA and the Banks named therein dated effective September 1, 2011.

10.2	Fourth Amendment to Amended and Restated Credit Agreement by and among Southwest Iowa Renewable Energy, LLC, AgStar Financial Services, PCA and the Banks named therein dated effective March 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 30, 2012

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

By:	/s/ Brian T. Cahill
Brian T. Cahill
Chief Executive Officer

Exhibit
Number                      Description

10.1
Third Amendment to Amended and Restated Credit Agreement by and among Southwest Iowa Renewable Energy, LLC, AgStar Financial Services, PCA and the Banks named therein dated effective September 1, 2011.

10.2	Fourth Amendment to Amended and Restated Credit Agreement by and among Southwest Iowa Renewable Energy, LLC, AgStar Financial Services, PCA and the Banks named therein dated effective March 30, 2012.